EXHIBIT 23(a)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated December 8, 1997 relating to the balance sheet of Eagle Bancorp, Inc. as of November 30, 1997, and to the reference to our Firm under the heading "Experts" in the Prospectus.

                                                      Stegman & Company

                                                      /s/ STEGMAN & COMPANY



Baltimore, Maryland
December 9, 1997